UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2013

GLOBE SPECIALTY METALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-34420	20-2055624
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Penn Plaza, 250 West 34th Street, Suite 4125

New York, New York 10119

(Address of Principal Executive Offices and Zip Code)

(212) 798-8122
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  Changes in Registrant’s Certifying Accountant.

    Effective November 26, 2013, Globe Specialty Metals, Inc. (the “Company”) dismissed its independent registered public accounting firm, KPMG LLP.  Effective December 3, 2013, the Company engaged Deloitte & Touche LLP as its new independent registered public accounting firm. The Company’s Audit Committee voted unanimously to dismiss KPMG LLP and to engage Deloitte & Touche LLP in order to materially reduce audit fees.

    KPMG LLP’s reports regarding the Company’s financial statements for the fiscal years ended June 30, 2013 and June 30, 2012 did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles.

    During the Company’s two most recent fiscal years and the subsequent interim period preceding such dismissal, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference thereto in connection with its reports on the financial statements of the Company.

    During the Company’s two most recent fiscal years and the subsequent interim period, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

    The Company provided KPMG LLP a copy of the disclosure made in response to this Item 4.01 and requested KPMG LLP provide a letter addressed to the Securities and Exchange Commission confirming their agreement with the disclosure contained herein, other than in respect of the material reduction of audit fees. Pursuant to the Company’s request, KPMG LLP provided the letter attached hereto as Exhibit 16.1.

    During the Company’s two most recent fiscal years and the subsequent interim period through November 26, 2013, neither the Company nor anyone acting on its behalf has consulted with Deloitte & Touche LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as described in Item 304(a)(i)(v) of Regulation S-K).

Item 9.01.  Financial Statements and Exhibits.

    (c) Exhibits.

Exhibit No.	Description
16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated December 3, 2013.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBE SPECIALTY METALS, INC.
Dated: December 3, 2013	By:	/s/ Stephen Lebowitz
		Name:	Stephen Lebowitz
		Title:	Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated December 3, 2013.